UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

349 Ridgedale Avenue

East Hanover, NJ  07936

(Address of principal executive offices)(Zip code)

David Y.S. Chiueh

349 Ridgedale Avenue

East Hanover, NJ  07936

 (Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

_____________________________________________________________________________________________

ANNUAL REPORT

_____________________________________________________________________________

Upright Growth Fund

_____________________________________________________________________________________________

September 30, 2013

_____________________________________________________________________________________________

TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………….

1

Schedule of Investments ………………………………………………………………………………

4

Statement of Assets and Liabilities…………………………………………………………………….

7

Statement of Operations………………………………………………………………………………..

8

Statements of Changes in Net Assets…………………………………………………………………..

9

Notes to Financial Statements………………………………………………………………………

10

Financial Highlights……………………………………………………………………………………

13

Report of Independent Registered Public Accounting Firm………………………………………….

14

Fund Expense………………………………………………………………………………………….         15

Security Holdings By Industry Sector…………………………………………………………………         16

Trustees And Officers…………………………………………………………………………………         17

_____________________________________________________________________________________________

December 10, 2013

Dear Valued Shareholder:

We are pleased to present you Annual Report of Upright Growth Fund for fiscal year from October 1, 2012 to September 30, 2013.  The Fund produced a total growth return of 19.22%.  The S&P 500 Index yielded a return of 19.34% for the same period.

Market Review

Year of 2013 is the fifth straight year that US stock delivers positive return, the gain does have its base to support, and the following are the main reasons.

1)

Market continued to benefit from monetary easing by global central banks to provide stimulus.

2)

The stubbornly high unemployment rate showed signs of improvement, declining from 10% in 2008, and further from 8.1% in August 2012 to 7.2% in September 2013.

3)

U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a solid 2.08% annualized rate in the third quarter of 2013.

4)

Recovery in the house market helped households gain confidence to spend.  Historically low interest environment did help reduce the corporation borrowing costs and eventually boosted their bottom line, which was further reflected in their stocks price rise.

 The following are the supporting facts for us to believe that the overall economy is moving forward in the right direction, and stock market may have a good chance to deliver positive return next year.

•

Central Banks continues to provide stimulus------This policy does have effect on boosting growth and reducing unemployment, also help rising market, at this moment that policy is highly accommodative to growth stock gain.

•

Funds flows----US stock prices continue to their ascend, not only draws the attention of international investors, but also domestic investors who are potential new buyers to push stock price higher.

•

Fair valuations-------- Stock valuations do ultimately matter. Currently stocks in general are still fair priced.  Unfortunately, no more or very few are undervalued now.  However, considering the factors of historical low interest rate environment, market average dividend yield around 2%, they still provide attractive return in additional stock appreciation. Of course, the future earnings growth is a key factor in the valuation; however U.S economic data do remain positive and support the earning growth at reasonable pace.

•

Fear in the market-------Most of the experienced investors agreed that majority of the good bull rallies require a healthy dose of fear.  There are still many non-believers stay sideline. As long as there is fear in the market, it is not overheated yet, market can and will continue to rally.

Nonetheless, prices of some social media and cloud-related stocks look overextended; these highfliers without fair valuation to support do show signs of bubble. Whether all other stocks will follow them draws our close attention too.

Portfolio Review

Here is a brief review of some of the Fund’s top holdings:

Apple (APPL) – Apple has been the number 1 holding in the Fund since 2008.  The Fund’s original APPL holding is at less than 10% of the total fund value.  Due to the outstanding stock price appreciation, even without any additional purchase of the stock, it still is a number one of the total Fund value.

Apple’s string of disappointing earnings reports certainly contributed to the decline in stock price, but there are other more important factors at play.  Apple’s share price has been pushed well below its intrinsic value because of supply/demand in the market.

However, Apple’s is the cheapest large tech stock compare to others such as Amazon, Facebook, Google, and even Microsoft are much more expensive on a valuation basis.

At current level, the stock is trading at P/E of 12.9 with earning growth rate at 12%, plus 2% dividend payout and share buyback.  Furthermore, at today’s price, there is no innovation premium reflected in the stock.  The market is pricing the stock as if it will never release another new product again.  But it will once Apple is ready and then market will price it.  We will hold this stock till Apple reflects its fair value.

Among other top 15 holding, Sun Edison, Canadian Solar, and Himax Technologies delivered more than 250% return, which were main contributors for the Fund to keep pace with benchmark while top two holding such as Apple and Silicon Motion Technology were lagged during the period.  Besides, large size companies such as Starbucks, Aflac Inc outperformed the index also helped.

Conclusion

Don’t let short-term uncertainty derail long-term investment goal.

When stock market reached its new high, some investors may question whether market is overheated?  Periods of uncertainty can present challenges; correction is also inevitable for market keep reaching its new high. We deem it is healthy and necessary; at the same time we pay a lot of attention for market and stocks’ valuation.  Once stocks rise without fundamental support, we will raise cash and wait for next opportunity.

We appreciate your trust and business in the past and look forward to even better portfolio performance in the near future.

Sincerely,

David Y. S. Chiueh,

Portfolio Manager

This chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended September 30, 2013

	1 -Year	3 - Year	5 - Year	10 Year
Upright Growth Fund	19.22%	16.09%	12.32%	2.48%
S&P 500 Index	19.34%	16.27%	10.02%	7.57%
* Inception January 21, 1999

Schedule of Investments

September 30, 2013

COMMON STOCKS- 72.93%

	Number of Shares	Market Value

Basic Material – 3.24%
BHP Billiton Ltd ADR	1,600	$106,400
Dow Chemical Company	4,700	180,480
		286,880

Real Estate – 0.19%
Proshares Ultra Real Estate	250	17,232

Bank - 1.40%
Bank Of America Corp.	9,000	124,200

Computer -12.91%
Apple Inc.	2,400	1,144,200

Consumer -0.17%
Whirlpool Corp.	100	14,644

Diversified Company – 8.80%
General Electric Company	2,000	47,780
Manitowoc Company Inc	29,000	567,240
Proshares Ultrashrt S&P	4,500	164,610
		779,630

Electronic – 3.85%
Au Optronics Corp. ADR *	8,650	31,572
Cirrus logic Inc.	4,000	90,640
Corning Inc.	15,000	218,851
		341,063

Energy -5.64%
Canadian Solar Inc. *	1,000	16,990
First Solar Inc. *	1,700	68,357
SunEdison Inc.	52,000	414,440
		499,787
See accompanying notes to financial statements.

Schedule of Investments continued September 30, 2013	Number of Shares	Market Value

Financial Service -1.10%
Citigroup Inc.	600	29,106
Direxion Shares Exchange Trade Fd *	1,000	68,770
		97,876

Food -3.91%
Starbucks Corp.	4,500	346,365

Internet Service-0.88%
Baidu Inc.	500	77,590

Insurance -4.12%
A F L A C Inc.	4,000	247,960
Metlife Inc.	2,500	117,375
		365,335

Leisure -0.69%
MGM Resorts International *	3,000	61,320

Machinery -0.47%
Caterpillar Inc.	500	41,700

Medical – 6.95%
Abbott Laboratories	1,500	49,785
AbbVie Inc.	1,500	67,095
Pfizer Incorporated	10,800	310,284
Teva Pharmaceutical Industries Ltd ADR	5,000	188,900
		616,064

Oil -0.41%
Chevron Corporation	300	36,450

Semiconductor -16.52%
Himax Technologies Inc.ADR	30,000	300,000
Silcon Motion Technology Corp.*	71,000	927,260
Taiwan Semiconductor ADR	14,000	237,440
		1,464,700

Telecommunication -0.67%
Direct TV Group Inc. *	1,000	59,780
See accompanying notes to financial statements.
Schedule of Investments continued September 30, 2013	Number of Shares	Market Value

Transportation -1.00%
Dryships	25,000	88,475

Total Common Stocks (Cost $ 4,560,109)		6,463,291

Cash and Money Funds - 27.68%		2,453,286

Total Investments- (Cost $7,013,395)		8,916,577

Other Assets Less Other Liabilities- (0.60%)		53,572)

Total Net Assets – 100%		$ 8,863,005

* Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2013

ASSETS:
Investments, at market value (identified cost $7,013,395)	$ 8,916,577
Cash	0
Dividends receivable	1,945
Interest receivable	46

Total Assets	8,918,568

LIABILITIES:
Investment advisory fees accrued	21,044
Administrative fees accrued	19,296
Custodian fees	894
Auditing fees	9,750
Trustee fees	1,485
Registration fees	2,805
Miscellaneous	289

Total Liabilities	55,563

NET ASSETS	$ 8,863,005

NET ASSETS CONSIST OF:

Paid-in capital	$ 8,216,822
Accumulated undistributed:
Net investment loss	(777,341)
Net realized loss	(479,658)
Net unrealized appreciation	1,903,182

Net Assets (based on 830,407 shares outstanding)	$ 8,863,005

Net Asset Value, redemption price per share	$ 10.67

See accompanying notes to financial statements.

Statement of Operations
For the Year Ended September 30, 2013

INVESTMENT INCOME:
Dividend income	$ 148,604
Interest income	365

Total investment income	148,969

EXPENSES:
Investment advisory fees	76,017
Administrative fees	72,216
Custodian fees	3,558
Auditing fees	10,249
Blue sky fees	1,100
Insurance	771
Miscellaneous	2,314

Total expenses	166,225

NET INVESTMENT LOSS	(17,256)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment securities	661,221
Change in unrealized appreciation on investments- net	749,550

Total realized and unrealized appreciation on investments- net	1,410,771

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,393,515

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	For the Years Ended
	September 30,
	2013	2012
OPERATIONS
Net investment loss	$ (17,256)	$ (62,940)
Net realized gain (loss) on investment transactions	661,221	(31,136)
Net change in unrealized appreciation (depreciation) on investments	749,550	1,745,832

Net increase (decrease) in net assets from operations	1,393,515	1,651,756

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	586,467	765,748
Payments for shares redeemed	(248,553)	(369,864)

Net increase in net assets from capital share transactions	337,914	395,884

TOTAL INCREASE IN NET ASSETS	1,731,429	2,047,640

NET ASSETS:
Beginning of year	7,131,576	5,083,936

End of year	$ 8,863,005	$ 7,131,576

CHANGES IN SHARES OUTSTANDING
Shares sold	60,363	88,311
Shares redeemed	(26,198)	(44,678)

Net increase (decrease) in shares outstanding	34,165	43,633

Note- the Fund has no undistributed net investment income, undistributed capital gains (losses), or accumulated distributions in excess of net investment income for each of the periods presented.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

 1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management Investment Company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for financial statements issued after September 15, 2009.  The accompanying financial statements make reference to GAAP issued by the FASB as Accounting Standards CodificationTM (“ASC”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of September 30, 2013:

Level 1

$ 8,916,577

Level 2

   -

Level 3

                 -

Total

$ 8,916,577

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Tax basis components of distributable earnings - There is no undistributed ordinary income.  The fund has no undistributed long-term capital gains.  The Fund has capital loss carry forwards - totaling $479,658 of which $ 40,861 expire September 30, 2017, $407,661 expire September 30, 2018 and $31,136 expire September 30, 2020.

As of September 30, 2013, the gross unrealized appreciation for all securities totaled $2,423,965 and the gross unrealized depreciation for all securities totaled ($520,783) resulting in a net unrealized appreciation of $1,903,182 for tax purposes.

d)

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2013

ex-dividend date.  No distributions were made during 2012 or 2013.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

e)

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

f)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of         the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter any repurchase agreements during 2013 or 2012.

g)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at September 30, 2013.

i)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  No securities were purchased on margin during the year ended on September 30, 2013. During this period, the fund paid no margin interest.

3. INVESTMENT TRANSACTIONS

 The aggregate amounts of security transactions during the year ended September 30, 2013 (excluding repurchase agreements and short-term securities), were as follows:

                                        Other than

                                        U.S. Govt.            U.S. Govt.

                                        Securities             Securities

Purchases

      322,527

                 -

Proceeds from sales        $ 2,219,842                 -

As of September 30, 2013, the gross unrealized appreciation for all securities totaled $2,423,965 and the gross unrealized depreciation for all securities totaled (520,783) for a net unrealized appreciation of 1,903,182 for tax purposes.  The aggregate cost of securities excluding cash and money funds on September 30, 2013 was $7,013,395.  During the year ended September 30, 2013, the Fund paid no dividends nor did it have distributable earnings.

4. INVESTMENT ADVISORY AND OTHER               AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.00% of its daily net assets.  The Fund has accrued $21,044 of adviser fees through September 30, 2013.  During the year ended September 30, 2013 the fund incurred $76,017 in advisory fees.

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2013

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.95% of the Fund’s daily net assets for the first $10 million of daily net assets, 0.85% of the Fund’s daily net assets for daily net assets between $10 million to $20 million, and 0.65% of the Fund’s daily net assets for average daily net assets over $20 million.

The Fund has accrued $19,296 of administrative fees through September 30, 2013. During the year ended September 30, 2013, the Fund incurred $72,216 in administrative fees.

The investment advisor has paid the trustee fee personally. According, the trust fee payable is due to him.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

                              For the year ended         For the year ended

                              September 30, 2013       September 30, 2012

Shares sold              60,663      $586,467      88,311    $765,748

Shares redeemed  (26,198)      (248,553)    (44,678)   (369,864)

Net capital share ----------     ------------    -----------    -------------

   Transactions        34,165

         43,633     $395,884   $337,914

6. LINE OF CREDIT

The Fund has a line of credit with US Bank with a maximum available amount of $1,750,000 which expires December 1, 2013, of which the entire amount is available at September 30, 2013.   The line bears interest at US Bank’s prime rate, which was 3.25% at September 30, 2013.  The line is secured by all assets of the Fund.  No amounts were due on this line at September 30, 2013.

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended September 30,
	2013	2012	2011	2010	2009
PER SHARE DATA
Net asset value, beginning of year	$ 8.96	$ 6.76	$ 6.82	$6.10	$ 5.98

Investment operations:
Net investment loss	(0.02)	(0.08)	(0.08)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	1.73	2.28	0.02	0.81	0.15

Total from investment operations	1.71	2.20	(0.06)	0.72	0.12

Less distributions from net investment income	-	-	-	-	-

Net asset value, end of year	$10.67	$8.96	$6.76	$ 6.82	$ 6.10

TOTAL RETURN	19.08%	32.54%	(0.88%)	11.80%	2.01%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	8,863	7,132	5,084	4,867	5,773

Ratio of net expenses to average net assets	2.17%	2.22%	2.31%	2.52%	2.54%
Ratio of net investment income (loss) to average net assets	(0.23%)	(0.95%)	(1.08%)	(1.40%)	(0.66%)
Portfolio turnover rate	4.71%	13.05%	15.02%	6.11%	29.13%

Note: the Fund used the average share method to calculate selected data per share throughout each year.

Cowan, Gunteski & Co., P.A

Phone: 732-676-4100

Certified Public Accountants

 730 Hope Road

& Management Consultants

Tinton Fall, New Jersey 07724

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Upright Growth Fund

We have audited the accompanying statement of assets and liabilities of Upright Growth Fund (the “Fund”), including the schedule of investments, as of September 30, 2013, and the related statements of operations,  changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.  The statement of changes in net assets for the year ended September 30, 2012, and the financial highlights for the years ended September 30, 2012, 2011, 2010 and 2009 were audited by other auditors whose report dated November 29, 2012, expressed an unqualified opinion on the financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Upright Growth Fund as of September 30, 2013, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Tinton Falls, NJ

November 27, 2013

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2012 through September 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2012	September 30, 2013	April 1, 2012 to September 30, 2013

Actual	$1,000.00	$951.17	$10.83
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.90	$11.18

* Expenses are equal to each Fund's annualized expense ratio of 2.22%, multiplied by the average account value over the period, Multiplied by 183/366 (to reflect the one-half year period).

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

September 30, 2013

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

Upright Growth Fund
By Industry Sectors
Transportation 0.990%
Basic Materials 3.220%
Machinery 0.470%
Internet 0.870%
Oil 0.410%
Leisure 0.690%
Medical 6.910%
Real Estate 0.190%
Bank 1.390%
Computer 12.830%
Consumer 0.160%
Cash 27.500%
Financial Service 1.100%
Semiconductor 16.430%
Food 3.890%
Electronic 3.830%
Diversified Company 8.740%
Insurance 4.100%
Telecommunication 0.670%
Engergy 5.610%

The pie chart calculation is based on Total Investments of $ 8,916,577.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustee

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carol Jou 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1964 Alice Chen 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1962	Trustee and Chief Compliance Officer Trustee and Financial Officer	Since December 2005/ Indefinite Since November 2009/ Indefinite

Manager, Novartis Pharmaceutical Corporation

(2005 to present)

IT application systems Engineer, Schering-Plough Pharmaceutical Corporation, Kenilworth (2001 to 2005)

Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China

Senior

Administrator,

J&M

Manufacturing

Corp, New Jersey

				1 1	N/A Alice N Chen Bing B Chen JTWROS

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

349 Ridgedale Ave.

East Hanover NJ 07936

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Cowan,Gunteski &Co., P.A

730 Hope Road

Tinton Falls, New Jersey 07724

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Alice Chen

Carol Jou

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: December 06, 2013

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: December 06, 2013

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/03, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experiences in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2013

$ 9,750

FY 2012

$ 9,500

(b) Audit-Related Fees

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

N/A

(d)  All Other Fees

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2012

$ 0

FY 2011

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)   Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2013, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herwith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 06, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 06, 2013

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: December 06,2013

* Print the name and title of each signing officer under his or her signature.